 UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2013

PHARMATHENE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed in its Current Report on Form 8-K filed August 1, 2013, PharmAthene, Inc. ("PharmAthene") entered into an agreement and plan of merger on July 31, 2013 (the “Merger Agreement”), pursuant to which its wholly-owned subsidiary, Taurus Merger Sub, Inc. will be merged with and into Theraclone Sciences, Inc., a Delaware corporation (“Theraclone”), with Theraclone as the surviving subsidiary (the “Merger”).

On November 26, 2013, a lawsuit was filed in the Court of Chancery of the State of Delaware against each of the individuals on PharmAthene's Board of Directors (the "PharmAthene Directors") and PharmAthene by Prescott Group Capital Management, L.L.C., Prescott Group Aggressive Small Cap, L.P., Prescott Group Aggressive Small Cap II, L.P., and Prescott Group Aggressive Small Cap Master Fund, G.P. (the "Plaintiffs") on their own behalf and derivatively on behalf of PharmAthene (captioned Prescott Group Capital Management, L.L.C., Prescott Group Aggressive Small Cap, L.P., Prescott Group Aggressive Small Cap II, L.P., and Prescott Group Aggressive Small Cap Master Fund, G.P. v. John M. Gill, Brian A. Markison, Joel W. McCleary, Eric I. Richman, Jeffrey W. Runge, Mitchell B. Sayare, Derace L. Schaffer, and Steven St. Peter, and PharmAthene, Inc., a Delaware Corporation) (the “Litigation”). The complaint alleges that the PharmAthene Directors individually breached their fiduciary duties by failing to adequately investigate certain possible federal tax ramifications relating to net operating losses and tax credit carryforwards ("NOLs") prior to the Board of Directors' vote on the merger and subsequently failing to attempt to renegotiate the Merger to preserve those possible benefits. The complaint also alleges that PharmAthene and the PharmAthene Directors engaged in corporate waste by entering into the Merger Agreement with disregard for the value of its NOLs and subsequently failing to attempt to modify the Merger Agreement. The complaint further alleges failure to disclose all material facts regarding the Merger. Plaintiffs seek preliminary and final equitable relief, damages, costs, reasonable attorneys' fees and expenses and other such relief. PharmAthene believes that the complaint improperly characterizes the efforts of the PharmAthene Directors and is without merit, and intends to vigorously defend the Litigation.

Important Information about the Proposed Merger with Theraclone Sciences, Inc.

This communication is being made in connection with the proposed merger involving PharmAthene, Inc. ("PharmAthene) and Theraclone. PharmAthene has filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-191055) ("Registration Statement") that includes a definitive proxy statement/prospectus of PharmAthene and that also includes a consent solicitation of Theraclone. The Registration Statement was declared effective by the SEC on October 29, 2013. The definitive proxy statement/prospectus/consent solicitation was mailed to the stockholders of PharmAthene and the stockholders of Theraclone on or about October 30, 2013. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation by mail, stockholders may also obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269-2610.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding the proposed merger is available in the definitive proxy statement/prospectus/consent solicitation that was included in the Registration Statement declared effective by the SEC on October 29, 2013 and that was first mailed to stockholders on or about October 30, 2013. Information regarding certain interests that the executive officers or directors of PharmAthene or Theraclone may have in the proposed transaction is also set forth in the definitive proxy statement/prospectus/consent solicitation.

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Forward-Looking Statement Disclaimer

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will,” “hopeful,” “designed,” “expect,” “objective” or similar statements are forward-looking statements. Such statements include, but are not limited to those referring to merger-related litigation, the expected completion and outcome of the merger and the transactions contemplated by the merger agreement and related agreements. PharmAthene and Theraclone disclaim any intent or obligation to update these forward-looking statements. Risks and uncertainties include, among others, failure to obtain necessary stockholder approval for the proposed merger and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company’s product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company's development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective or capable of being marketed as products; risks associated with merger-related litigation; as well as risks detailed from time to time in PharmAthene’s annual report on Form 10-K and quarterly reports on Form 10-Q under the caption “Risk Factors” and in its other reports filed with the SEC. In particular, there is significant uncertainty regarding the level and timing of sales of Arestvyr™ and when and whether it will be approved by the U.S. FDA and corresponding health agencies around the world. PharmAthene cannot predict with certainty if or when SIGA Technologies, Inc. ("SIGA") will begin recognizing profit on the sale thereof and there can be no assurance that any profits received by SIGA will be significant. In its May 2013 decision, the Delaware Supreme Court reversed the remedy ordered by the Court of Chancery and remanded the issue of a remedy back to the trial court for reconsideration in light of the Supreme Court’s opinion. As a result, there can be no assurance that the Chancery Court will issue a remedy that provides PharmAthene with a financial interest in Arestvyr™ and related products or any remedy. Copies of PharmAthene's public disclosure filings are available from its investor relations department and our website under the investor relations tab at www.PharmAthene.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ Eric I. Richman
Eric I. Richman
President and Chief Executive Officer

Dated:   November 29, 2013

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